       As filed with the Securities and Exchange Commission on May 3, 2000
                          Registration No. __________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                                 GOTO.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   ----------

             DELAWARE                                       95-4652060
(STATE OR OTHER JURISDICTION OF                          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NUMBER)

                            74 NORTH PASADENA AVENUE
                                   THIRD FLOOR
                               PASADENA, CA 91105
                                 (626) 685-5600
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                   ----------

                  AUCTIONROVER.COM, INC. 1999 STOCK AWARD PLAN
             AUCTIONROVER.COM, INC. 1999 EXECUTIVE STOCK AWARD PLAN
                               (FULL NAME OF PLAN)

                                   ----------

                                   TED MEISEL
                             CHIEF EXECUTIVE OFFICER
                                 GOTO.COM, INC.
                      74 NORTH PASADENA AVENUE, THIRD FLOOR
                               PASADENA, CA 91105
                                 (626) 685-5600
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   ----------

                                   Copies to:
                          BRADLEY L. FINKELSTEIN, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                               PALO ALTO, CA 94304
                                 (650) 493-9300

                                   ----------

                                                    CALCULATION OF REGISTRATION FEE
=============================================================================================================================
                                                                      PROPOSED               PROPOSED
                                                                      MAXIMUM                 MAXIMUM
          TITLE OF EACH CLASS                      AMOUNT             OFFERING               AGGREGATE            AMOUNT OF
            OF SECURITIES TO                       TO BE                PRICE                OFFERING            REGISTRATION
             BE REGISTERED                       REGISTERED          PER SHARE(1)             PRICE(1)               FEE
-----------------------------------------------------------------------------------------------------------------------------
Common Stock issuable under
AuctionRover.com, Inc. 1999 Stock Award
Plan..................................             368,405              $3.38                $1,245,209              $329
-----------------------------------------------------------------------------------------------------------------------------
Common Stock issuable under
AuctionRover.com, Inc. 1999 Executive
Stock Award Plan.....................              153,003              $2.56                $  391,688              $103
=============================================================================================================================
     TOTAL............................                                                                               $432
=============================================================================================================================


(1) Computed in accordance with Rule 457(h) solely for the purpose of calculating the registration fee. Computation based on the weighted average per share price (rounded to the nearest cent) of options granted under the referenced plans, the shares issuable under which are registered hereby.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         There are hereby incorporated by reference in this Registration Statement the following documents and information heretofore filed with the Securities and Exchange Commission (the "Commission"):

(a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1999, filed pursuant to the Securities and Exchange Act of 1934 (the "Exchange Act").

(b) The Registrant's Current Report on Form 8-K filed on February 3, 2000 with the Commission pursuant to the Exchange Act as amended by the Registrant's Corporate Report on form 8-K/A filed on March 16, 2000 with the Commission pursuant to the Exchange Act.

(c) The description of the Registrant's Common Stock contained in the Registration Statement on Form 8-A (File No. 000-26365) filed on June 15, 1999 under the Exchange Act and any amendment or report subsequently filed for the purpose of updating such description.

         All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the filing of this Registration Statement, and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which de-registers all securities then remaining unsold, shall be deemed to be incorporated by reference in the Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

         As of the date of this filing, certain investment partnerships composed of certain current and former members of and persons associated with Wilson Sonsini Goodrich & Rosati, Professional Corporation, as well as certain individual attorneys of such firm, beneficially own an aggregate of 164,894 shares of GoTo.com's common stock.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's Board of Directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Securities Act"). The Registrant's Certificate of Incorporation and Bylaws provide that the Registrant shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including circumstances in which indemnification is otherwise discretionary under Delaware law.

         The Registrant currently carries indemnity insurance pursuant to which its directors and officers are insured under certain circumstances against certain liabilities or losses, including liabilities under the Securities Act. The Registrant has entered into indemnity agreements with certain directors and executive officers. These agreements, among other things, indemnify the directors and executive officers for certain expenses (including attorneys' fees), judgments, fines, and settlement payments incurred by such persons in any action, including any action by or in the right of the Registrant, in connection with the good faith performance of their duties as a director or officer. The indemnification agreements also provide for the advance payment by the Registrant of defense expenses incurred by the director or officer; however, the affected director or officer must undertake to repay such amounts advanced if it is ultimately determined that such director or officer is not entitled to be indemnified.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMS.

         Not applicable.

ITEM 8. EXHIBITS.



     EXHIBIT NUMBER                       DESCRIPTION
     --------------                       -----------
          4.1          AuctionRover.com, Inc. 1999 Stock Award Plan.
          4.2          AuctionRover.com, Inc. 1999 Executive Stock Award Plan.
          5.1          Opinion of Wilson Sonsini Goodrich & Rosati, Professional
                       Corporation.
         23.1          Consent of Ernst & Young LLP, Independent Auditors.
         23.2          Consent of Frank, Rimerman & Co. LLP, Independent
                       Auditors.
         23.3          Consent of Counsel (contained in Exhibit 5.1).
         24.1          Power of Attorney (see page II-4).


ITEM 9. UNDERTAKINGS.

         (a) Rule 415 Offering. The undersigned registrant hereby undertakes:

                  1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i) To include any prospectus required by section
10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events
arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.

                           (iii) To include any material information with
respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 ((Section )239.13 of this chapter) or Form S-8 ((Section )239.16b of this chapter), and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the Delaware General Corporations Law, the Certificate of Incorporation of the Registrant, the Bylaws of the Registrant, Indemnification Agreements entered into between the Registrant and its officers and directors, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pasadena, State of California, on May 3, 2000.

                                       GOTO.COM, INC.



                                       By:         /s/ TED MEISEL
                                          --------------------------------------
                                                     Ted Meisel
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)


                                POWER OF ATTORNEY

         KNOW ALL THESE PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ted Meisel and Todd Tappin and each of them severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and conforming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



Date:  May 3, 2000                       /s/ JEFFREY S. BREWER
                                       -----------------------------------------
                                       Jeffrey S. Brewer, Chairman of the Board



Date:  May 3, 2000                       /s/ TED MEISEL
                                       -----------------------------------------
                                       Ted Meisel, President, Chief Executive
                                       Officer and Director (Principal Executive
                                       Officer)



Date:  May 3, 2000                      /s/ TODD TAPPIN
                                       -----------------------------------------
                                       Todd Tappin, Chief Financial Officer
                                       (Principal Financial Officer and
                                       Principal Accounting Officer)



Date:  May 3, 2000                      /s/ TIMOTHY DRAPER
                                       -----------------------------------------
                                       Timothy Draper, Director

Date: May 3, 2000                        /s/ WILLIAM ELKUS
                                       -----------------------------------------
                                       William Elkus, Director



Date: May 3, 2000                       /s/ WILLIAM GROSS
                                       -----------------------------------------
                                       William Gross, Director



Date: May 3, 2000                       /s/ ROBERT M. KAVNER
                                       -----------------------------------------
                                       Robert M. Kavner, Director



Date: May 3, 2000                       /s/ LINDA FAYNE LEVINSON
                                       -----------------------------------------
                                       Linda Fayne Levinson, Director




INDEX TO EXHIBITS


          EXHIBIT NUMBER                     DESCRIPTION
          --------------                     -----------
                4.1          AuctionRover.com, Inc. 1999 Stock Award Plan.
                4.2          AuctionRover.com, Inc. 1999 Executive Stock Award
                             Plan.
                5.1          Opinion of Wilson Sonsini Goodrich & Rosati,
                             Professional Corporation.
               23.1          Consent of Ernst & Young LLP, Independent Auditors.
               23.2          Consent of Frank, Rimerman & Co. LLP, Independent
                             Auditors.
               23.3          Consent of Counsel (contained in Exhibit 5.1).
               24.1          Power of Attorney (see page II-4).



                                      II-5